UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): December 1, 2006

FAVRILLE, INC.

(Exact Name of Registrant as Specified in Charter)

DELAWARE	000-51134	33-0892797
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

	10445 PACIFIC CENTER COURT SAN DIEGO, CALIFORNIA	92121
	(Address of Principal Executive Offices)	(Zip Code)

(858) 526-8000

(Registrants telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.   Entry into a Material Definitive Agreement.

On December 1, 2006, the Board of Directors of Favrille, Inc. (the “Company”) approved a new form of Indemnity Agreement that will be entered into by the officers and directors of the Company and will supersede the indemnification agreements previously entered into by the Company and its officers and directors.

The new form of Indemnity Agreement is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits.

(d)       Exhibits

Exhibit No.	Description

10.1	Form of Indemnity Agreement to be entered into by the officers and directors of the Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FAVRILLE, INC.

Date: December 7, 2006	By:	/s/ Tamara A. Seymour
Tamara A. Seymour
Chief Financial Officer

INDEX TO EXHIBITS

10.1	Form of Indemnity Agreement to be entered into by the officers and directors of the Company.